UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

QUINTILES TRANSNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd. Durham, North Carolina		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2014, Quintiles Transnational Holdings Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Meeting”) to (i) elect four Class I directors and one Class III director; (ii) hold an advisory (non-binding) vote to approve executive compensation; (iii) hold an advisory (non-binding) vote on the frequency of future shareholder advisory votes on executive compensation; (iv) approve the Quintiles Transnational Holdings Inc. Employee Stock Purchase Plan; and (v) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. For more information about the foregoing matters, see the Company’s proxy statement filed with the Securities and Exchange Commission on March 31, 2014.

As of March 20, 2014, the record date for the Meeting, there were 130,035,627 shares of common stock outstanding and entitled to vote on all matters. At the Meeting, 124,405,635 shares of common stock eligible to vote were represented in person or by proxy, constituting a quorum. The certified results of the matters voted on at the Meeting are set forth below.

Proposal No. 1 – The election of four Class I directors and one Class III director.

The election of four Class I directors:

Nominee	For	Withheld	Broker Non-Vote
Dennis B. Gillings, CBE, Ph.D.	94,802,438	23,795,475	5,807,722
Jonathan J. Coslet	88,834,241	29,763,672	5,807,722
Michael J. Evanisko	117,878,494	719,419	5,807,722
Christopher R. Gordon	94,389,101	24,208,812	5,807,722

The election of one Class III director:

Nominee	For	Withheld	Broker Non-Vote
Richard Relyea	94,073,036	24,524,877	5,807,722

All director nominees were duly elected.

Proposal No. 2 – Approval, on an advisory (non-binding) basis, of the resolution regarding executive compensation.

For	Against	Abstain	Broker Non-Vote
95,539,741	22,770,144	288,028	5,807,722

This proposal was approved on an advisory (non-binding) basis.

Proposal No. 3 – Approval, on an advisory (non-binding) basis, of the frequency of future shareholder advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain
96,754,615	153,749	1,104,956	20,584,593

The shareholders approved, on an advisory (non-binding) basis, an annual shareholder advisory vote on executive compensation. In light of these results, which are consistent with the Company’s recommendation, the Company will hold an advisory (non-binding) vote on executive compensation each year until such time as the next advisory (non-binding) vote regarding the frequency of advisory (non-binding) votes on executive compensation is submitted to the Company’s shareholders.

Proposal No. 4 – Approval of the Quintiles Transnational Holdings Inc. Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Vote
118,183,434	172,675	241,804	5,807,722

This proposal was approved.

Proposal No. 5 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

For	Against	Abstain
124,309,936	62,419	33,280

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2014	QUINTILES TRANSNATIONAL HOLDINGS INC.

	By:	/s/ James H. Erlinger III
James H. Erlinger III
Executive Vice President, General Counsel and Secretary